Exhibit 99.1

AZZ Inc. to Review Fourth Quarter and Full Fiscal Year 2016 Financial Results on Thursday, April 21, 2016;
Company Announces Quarterly Dividend

April 8, 2016 – FORT WORTH, TX - AZZ Inc. (NYSE: AZZ), a global provider of galvanizing services, welding solutions, specialty electrical equipment and highly engineered services, today announced it will conduct its fourth quarter and full fiscal year 2016 conference call on Thursday, April 21, 2016. Management will report the operating results for the Company’s fourth quarter and 2016 fiscal year, and will discuss fiscal year 2017 guidance. Fiscal year 2016 refers to the 12-month period beginning March 1, 2015 and ending on February 29, 2016.

Conference Call

AZZ Inc. will conduct a conference call to discuss financial results for the fourth quarter and fiscal year 2016 at 11:00 A.M. ET on Thursday, April 21, 2016. Interested parties can access the conference call by dialing (844) 855-9499 or (412) 317-5497 (international). The call will be web cast via the Internet at http://www.azz.com/investor-relations. A replay of the call will be available for three days at (877) 344-7529 or (412) 317-0088 (international), confirmation #10083713 or for 30 days at http://www.azz.com/investor-relations.

Announces Quarterly Cash Dividend

AZZ Inc. also announced today that its Board of Directors has authorized a quarterly cash dividend in the amount of $0.15 per share on the company`s outstanding shares of common stock. The dividend is payable on May 6, 2016, to shareholders of record as of the close of business on April 22, 2016.

About AZZ Inc.

AZZ Inc. is a global provider of galvanizing services, welding solutions, specialty electrical equipment and highly engineered services to the markets of power generation, transmission, distribution and industrial in protecting metal and electrical systems used to build and enhance the world’s infrastructure. AZZ Galvanizing is a leading provider of metal finishing solutions for corrosion protection, including hot dip galvanizing to the North American steel fabrication industry. AZZ Energy is dedicated to delivering safe and reliable transmission of power from generation sources to end customers, and automated weld overlay solutions for corrosion and erosion mitigation to critical infrastructure in the energy markets worldwide.

Exhibit 99.1

Safe Harbor Statement

Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the political stability and economic conditions of the various markets that AZZ serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management and employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:	Paul Fehlman, Senior Vice President – Finance and CFO
AZZ Inc. 817-810-0095
Internet: www.azz.com

Lytham Partners 602-889-9700
Joe Dorame, Robert Blum or Joe Diaz
Internet: www.lythampartners.com